                                                                    EXHIBIT 10.7

                         AECOM TECHNOLOGY CORPORATION

                              STOCK PURCHASE PLAN



                         RESTATED AS OF APRIL 7, 1999

                         AECOM TECHNOLOGY CORPORATION
                              STOCK PURCHASE PLAN



                               TABLE OF CONTENTS
                               -----------------

Article    Heading                                                        Page
-------    -------                                                        ----
ONE        Scope of Plan and Definitions.................................  1

TWO        Participation and Credits.....................................  4

THREE      Payment of Benefits...........................................  8

FOUR       Administration of Plan........................................ 11

FIVE       Amendment and Termination..................................... 12

SIX        Miscellaneous Provisions...................................... 13

                                  ARTICLE ONE
                                  -----------

                         Scope of Plan and Definitions
                         -----------------------------


1.1  Purpose and Scope of Plan
     -------------------------

     The AECOM Technology Corporation Stock Purchase Plan ("Plan") is effective as of June 1, 1991, and has been restated as of April 7, 1999. The purpose of the Plan is to provide certain Employees and Directors of the Company with the opportunity to invest compensation deferral contributions in units of common stock of the Company.

1.2  Terms Defined in the Qualified Plans
     ------------------------------------

     For all purposes of this Plan, capitalized terms, unless defined herein, shall have the meanings specified in the Qualified Plans, unless a different meaning is plainly required by the context.

1.3  Definitions
     -----------

     As used in the Plan, the following capitalized terms have the meanings set forth below, unless a different meaning is plainly required by the context.

     (a) "Accounts" means Participants' Supplemental Compensation Deferral Accounts and Additional Credits Accounts. These accounts are unfunded bookkeeping accounts which are credited with amounts as provided in Article Two.

     (b) "AECOM ESOP" means the AECOM Technology Corporation Employee Stock Ownership Plan as in effect on the date hereof and as such plan may be amended from time to time.

     (c) "Beneficiary" means the beneficiary or beneficiaries designated by a Participant under the AECOM ESOP. A Director who is a Participant shall designate a beneficiary or beneficiaries under this Plan in the form and manner prescribed by the Committee.

     (d)  "Board" means the Board of Directors of AECOM Technology Corporation.

     (e) "Committee" means a committee appointed by the Board to administer the Plan, and any successor committee of the Board with similar functions, and shall consist of two or more members (or such greater number as may be required under applicable law) each of whom shall, to the extent required by applicable law, be "disinterested" within the meaning of applicable regulatory requirements, including those promulgated under Section 16 of the Securities Exchange Act of 1934 (the "Act"). The Board may at any time take action under the Plan in place of the Committee, provided that a majority of the members of the Board shall, to the extent required by applicable law, be "disinterested" (within the meaning set forth above) when taking such action.

     (f)  "Company" means AECOM Technology Corporation.

     (g) "Compensation" means compensation as defined in the Qualified Plans modified by including compensation deferral contributions under this Plan and by ignoring the $200,000 limitations on compensation under
          Section 401(a)(17) of the Code.

     (h) "Director" means a person who is a member of the Board and who is not an Eligible Employee. For purposes of this Plan, a Director shall be treated as having terminated employment with the Company on the date he or she ceases to be a Director.

     (i) "Eligibility Date" means May 31 in the case of the 1994 Plan Year and January 1 of any subsequent Plan Year, provided that in the case of an individual who is not yet eligible to make deferrals under the Qualified Plans, Eligibility Date shall be the first date on which Employee is eligible to make a deferral election under the Qualified Plans for a Plan Year. Notwithstanding the foregoing, in the case of a Director, "Eligibility Date" means June 1 in the case of the 1995 Plan Year and January 1 of any subsequent Plan Year, provided that in the case of a new Director, Eligibility Date shall be the date of election to the Company's Board of Directors.

     (j) "Eligible Employee" means for any Plan Year any Employee of the Company or a Participating Employer who (i) is eligible to elect Tax Deferred Contributions or After Tax Contributions under the Qualified Plans, and (ii) is expected to be a Highly Compensated Employee of the Company or of a Participating Employer for the Plan Year of the Qualified Plans ending with or within the Plan Year. Eligible Employee shall also include for any Plan Year any other employee of a foreign subsidiary, 80% of which is owned in the aggregate by the Company and Participating Companies provided that (i) such employee would be expected to be a Highly Compensated Employee were the employee employed by a Participating Employer, and (ii) such employee is selected by the

          Committee after the Committee determines that applicable foreign law permits such employee to participate in the Plan.

     (k) "Participant" means an Eligible Employee or Director who has an Account under this Plan.

     (l) "Participating Employer" means the Company and any other employer that is participating in the Qualified Plans.

     (m) "Plan" means the AECOM Technology Corporation Stock Purchase Plan as set forth herein, effective as of June 1, 1991.

     (n)  "Plan Year" means each calendar year.

     (o) "Qualified Plans" means the AECOM Technology Corporation 401K Pension Plan and Investment Plan and the AECOM Technology Corporation Stock Investment Plan, as in effect on the date hereof, and as each may be amended from time to time.

     (p) "Supplemental Compensation Deferral Account" means the separate account, if any, established for each Participant pursuant to Sections 2.2(a) and 2.2(b) of this Plan.

1.4  Other Definitional Provisions
     -----------------------------

     The terms defined in Sections 1.2 and 1.3 of the Plan shall apply equally to both singular and plural. The masculine pronoun, whenever used, shall include the feminine. When used in the Plan, the words "hereof" "herein" and "hereunder" and words of similar import shall refer to the Plan as a whole and not to any particular provision of the Plan, unless otherwise specified.

                                  ARTICLE TWO
                                  -----------

                           Participation and Credits
                           -------------------------


2.1  Participation
     -------------

     (a)(i) An Eligible Employee may irrevocably authorize the pre-tax deferral (in whole percentages up to 15% for any payroll period) of cash Compensation under this Plan. Notwithstanding any provision of the Plan to the contrary, the authorization of an Eligible Employee to make deferrals under this Section 2.1(a)(i) shall only apply, and deferrals shall only be made, during periods when the Company determines that the Eligible Employee may not make tax deferred contributions to the Qualified Plans because of one or more of the following limits: (1) the discrimination tests under Section 401(k) and (m) of the Code, (2) the limitations on tax deferred contributions to qualified plans under Section 402(g) of the Code, (3) the limitation on compensation taken into account in qualified plans under Section 401(a)(17) of the Code, or (4) any rule imposed by the Company (as administrator of the Qualified Plans) designed to meet any of the foregoing limits, which rule may be imposed by considering all Eligible Employees in the aggregate for purposes of meeting one or more of such limits. Such authorization shall continue until the Company determines that such Eligible Employee may again make tax deferred contributions to the Qualified Plans.

     (ii) In addition to deferrals permitted under Section 2.1(a)(i), an Eligible Employee may also irrevocably authorize pre-tax contributions (in whole percentages up to 100%) of any Compensation paid in the form of the Company's Common Stock in lieu of cash or other incentive Compensation and/or a combination of these forms of compensation, whether such Compensation is paid at the direction of the Company or at the election of the Eligible Employee. Such authorization under this Section 2.1(a)(ii) shall commence on the Eligible Employee's Eligibility Date.

     (iii) A Director may irrevocably authorize the pre-tax deferral of all or any part of any director's fees or meeting fees that the Director is entitled to receive from the Company.

     (iv)   To be effective, the authorization of any Eligible Employee under
               Section 2.1(a)(i) or (ii), or of any Director under Section 2.1(a)(iii), must be submitted to the Committee on the appropriate enrollment form before the Eligible Employee's or Director's Eligibility Date for the Plan Year and before each Plan Year thereafter. Notwithstanding Section 2.1(a)(i) or (ii), such authorization will not continue in effect after the earlier of: (1) the date on which the Participant receives a hardship withdrawal under the Qualified Plans, (2) the date the Participant terminates employment with the Company or (3) the end of the Plan Year. In addition, an Eligible Employee who receives a hardship withdrawal under either of the Qualified Plans may not make deferrals under this Section 2.1(a) or be entitled to allocations under Section 2.2 until the Plan Year which commences at least one year after the hardship withdrawal.

     (iv) Participants shall be entitled to credits to a Supplemental Compensation Deferral Account pursuant to Section 2.2 for amounts the Participant elects to have contributed on a pre-tax basis.

     (b) An Eligible Employee or Director shall become a Participant under this Plan when an Account on his behalf is first credited hereunder.

2.2  Credits to Supplemental Compensation Deferral Account
     -----------------------------------------------------

     (a) Deferrals authorized to be credited on behalf of a Participant pursuant to Section 2.1(a) above shall be credited by the Participating Company to the Participant's Supplemental Compensation Deferral Account. Such credits shall be made as of the date on which the amount being credited would have been paid to the Participant, but for the authorization of the Participant under Section 2.1(a).

     (b) In addition to the crediting deferrals authorized pursuant to Section 2.1(a), the Company may credit to the Participant's (or Eligible Employee's, if the person is not already a Participant) Supplemental Compensation Deferral Account any additional cash amounts or Common Stock Units which the Company has determined, for any reason, to credit to such Participant.

     (c) In addition, effective October 1, 1998, the Company will credit the Additional Credits Account of each Participant (or Eligible Employee, if the person is not already a Participant) with additional cash amounts or Common Share Units (as the Company elects) equal to the value of the amounts that are not allocated to the Eligible Employee's account under the AECOM ESOP (excluding amounts not allocated under Section 6.4 or 6.4A for the 1998 Plan Year) or the Pension 401K Matching Accounts under the 401K Pension Plan and Investment Plan due to the application of (i) the limits on contributions and other annual additions under Section 415 of the Code and/or (ii) the nondiscrimination rules under Code Section 410(m) (as applied to matching contributions, but not after tax contributions) or 401(a) (4). No additional credits shall be made (i) to reflect amounts not allocated due to any other reason, including without limitation to Code Section 401(a) (17) or (ii) to reflect any amount not contributed due to any limits on 401(k) contributions to the Qualified Plans. All such credits shall be made on the last day of the Plan Year.

2.3  Accounts and Interest Equivalents
     ---------------------------------

     (a)   Participants' Accounts.  The Company shall establish an unfunded
           ----------------------
           bookkeeping account for each Participant to determine the amount payable on behalf of the Participant under the Plan.

     (b)   Common Stock Units.  Cash amounts credited to each Participant's
           ------------------
           Account under the Plan shall be converted into a number of Common Stock Units by dividing the cash amount in each Account by the fair market value of a share of Common Stock of the Company. For this purpose, cash amounts credited to a Participant's Account shall be converted to Common Stock Units based on the valuation of stock performed in accordance with the terms of the Qualified Plans which coincides with or immediately follows the date such cash amounts are credited to the Participant's Account.

     (c)   Dividends.  At any time that the Company issues a cash or stock
           ---------
           dividend with regard to its Common Stock, an amount shall be credited to each Participant's Account under the Plan equal to the dividends that would be payable if the Common Stock Units in the Participant's Account constituted outstanding shares of Common Stock of the Company. Amounts so credited to Participants' Accounts shall be converted into Common Stock Units in accordance with the provisions of Section 2.3(b).

     (d)   Adjustments.  If the outstanding shares of the Company's Common Stock
           -----------
           are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Company through a reorganization or merger in which the Company is the surviving entity, or through a combination, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, an appropriate adjustment shall be made in the number and kind of Share Units that are credited to each Participant's Account under the Plan.

     (e)   Statements. Each Participant shall receive a statement of the balance
           ----------
           in his or her Account at least annually.

2.4  Vesting
     -------

     Each Participant shall be one hundred percent vested, at all times, in the value of his Supplemental Compensation Deferral Account. Each Participant shall be one hundred percent vested in the value of his Additional Credits Account when he becomes one hundred percent vested in the AECOM ESOP and shall be zero percent vested until such time.

                                 ARTICLE THREE
                                 -------------

                              Payment of Benefits
                              -------------------


3.1  Commencement and Form of Payment
     --------------------------------

     (a)  Time for Payment.
          ----------------

               As soon as practicable following each Participant's termination of employment with the Company, the Participating Employer shall pay to such Participant, or, if such Participant is not living at the time for payment, to such Participant's Beneficiary, the value of the Participant's vested Account. An Eligible Employee who terminates employment with the Company shall be treated under the Plan as a terminated Eligible Employee without regard to whether he or she becomes a Director upon or after ceasing to be an Eligible Employee. A Director shall be deemed to have reached his Retirement Date on the date that he ceases to be a director.

     (b)  Method of Payment.
          -----------------

               Unless otherwise determined by the Committee, payments of a Participant's Account shall be made in actual shares of Common Stock of the Company in a number equal to the number of Share Units then payable, with any fractional Share Units to be settled by a cash payment. Any shares distributed from this Plan shall be subject to any put, call or other option or buy-sell or similar arrangement which applies to such shares in accordance with the Certificate of Incorporation or Bylaws of the Company, and any repurchases shall be subject to any repurchase limitations set forth therein or in rules similar to Appendix C of the AECOM Stock Investment Plan, so that no repurchase shall be made which would result in the violation of any covenant or agreement of the Company. For purposes of determining the priority of repurchases under this Plan, Directors shall be treated as Employees of the Company. For this purpose, no repurchases under this Plan shall be made for a Plan Year until all repurchases of the Company's Stock have been made under the AECOM ESOP and the Qualified Plans with respect to the Plan Year of the Qualified Plans ending within such Plan Year.

     (c)  Alternative Method of Payment.
          -----------------------------

               In lieu of the method of payment described in Section 3.1(b) above, the Committee, in its discretion, may convert the Share Units in a Participant's Account to a cash book account entry, determined as though the Share Units were shares of Common Stock owned by the Participant on the date of termination of employment, and based on the valuation of Common Stock performed in accordance with the terms of the Company's Bylaws. The Committee may pay such amount to the Participant (i) in cash in a single sum, or (ii) in five annual payments of 20% of the principal amount of the Participant's Account plus accrued but unpaid interest at the rate described under Section
          6.10 of the Bylaws of the Company for the repurchase of shares of the Company with a promissory note. Alternatively, in lieu of such five annual payments, such Participant may elect for the Corporation to make five annual conversions of the Share Units in the Participant's Account to cash book account entries, which shall commence within 90 days after the end of the fiscal year in which occurs the Participants's Retirement Date, death or Break in Service. The first such conversion shall equal one-fifth of the Participant's Share Units; the second such conversion shall equal one-fourth of the Participant's remaining Share Units; the third such conversion shall equal one-third of the Participant's remaining Share Units; the fourth such conversion shall equal one-half of the Participant's remaining Share Units; and the fifth such conversion shall equal the balance of the Participant's Share Units. As used herein, the term "Break in Service" means a fiscal year during which the Participant has not completed more than 500 Hours of Service; the term "Hours of Service" means the Participant's hours of service as provided in Section 2.22 of the AECOM ESOP); and the term "Retirement Date" means the date of a Participant's Normal Retirement Date, Deferred Retirement Date, or Disability Retirement Date, as provided in Article VIII of the AECOM ESOP. Alternatively, in lieu of such five annual payments, such Participant may elect for the Corporation to make ten annual conversions of the Share Units in the Participant's Account to cash book account entries, which shall commence within 90 days after the end of the fiscal year in which occurs the Participants's Retirement Date, death or Break in Service. The first such conversion shall equal one-tenth of the Participant's Share Units; the second such conversion shall equal one-ninth of the Participant's remaining Share Units; the third such conversion shall equal one-eighth of the Participant's remaining Share Units; the fourth such conversion shall equal one-seventh of the Participant's remaining Share Units; the fifth such conversion shall equal one-sixth of the Participant's remaining share Units; the sixth such conversion shall equal one-fifth of the Participant's Share Units; the seventh such conversion shall equal one-fourth of the Participant's remaining Share Units; the eighth such conversion shall equal one-third of the Participant's remaining Share Units; the ninth such conversion shall equal one-half of the Participant's remaining Share Units; and the tenth such conversion shall equal the balance of the Participant's Share Units. The Corporation may accelerate such conversions at any time. Each cash book account entry shall be determined as though the Share Units were shares of Common Stock owned by the Participant at the end of the fiscal year immediately preceding the conversion date and shall be based on the valuation of Common Stock performed in accordance with the terms of the Company's Bylaws. Each such converted amount shall be paid promptly, in cash. If any amounts credited to a Participant's Supplemental Compensation Deferral Account under Section 2.1(a) are or will be distributed pursuant to this Section 3.1(c) (the "First Distribution"), any additional amounts credited to the Participant in accordance with Section 2.2(b) (the "Subsequent Distribution") will be distributed at the same time and in the same manner as the First Distribution; provided that no special distribution provision is contained in the award of such amounts under Section 2.2(b). If at the date for commencement of the Subsequent Distribution, the First Distribution has already commenced, the Subsequent Distribution will be divided into a number of substantially equal installments of Share Units (or cash, if Share Units were not awarded to the Participant under Section 2.2(b)) that corresponds to the number of remaining installments to be paid under the First Distribution. Each such installment of the Subsequent Distribution will be paid at the same time and in the same manner as the corresponding installment of the First Distribution.

3.2  Loans and In-service Payments and Withdrawals
     ---------------------------------------------

     No Participant shall be allowed to borrow from the Plan. No withdrawal or payment of benefits shall be allowed before a Participant terminates employment with the Company.

                                 ARTICLE FOUR
                                 ------------

                            Administration of Plan
                            ----------------------

4.1  Responsibilities and Powers of the Committee
     --------------------------------------------

     The Committee shall be solely responsible for the operation and administration of the Plan and shall have all powers described in the Qualified Plans with respect to this Plan, and such additional powers necessary and appropriate to carry out its responsibilities in operating and administering the Plan. Without limiting the generality of the foregoing, subject to Section 2.2, the Committee shall have the responsibility and power to determine whether a dollar credit should be made on behalf of a Participant, the amount of the dollar credit, the number of Share Units into which such dollar credits are converted, and the Participant's vested interest in his Accounts. The Committee shall have full discretion to construe and interpret the terms and provisions of this Plan, which interpretation or construction shall be final and binding on all parties, except as otherwise provided by law.

4.2  Outside Services
     ----------------

     The Committee may engage counsel and such clerical, financial, investment, accounting, and other specialized services as it may deem necessary or desirable to the operation and administration of the Plan. The Committee shall be entitled to rely upon any opinions, reports, or other advice furnished by counsel or other specialists engaged for that purpose and, in so relying, shall be fully protected in any action, determination, or omission taken or made in good faith.

4.3  Indemnification
     ---------------

     The Company shall indemnify the Committee and each Committee member against any and all claims, losses, damages, expenses (including reasonable counsel fees), and liability arising from any action, failure to act, or other conduct in the member's official capacity, except when due to the individual's own gross negligence or willful misconduct.

4.4  Claims Procedure
     ----------------

     The claims procedure set forth in the Qualified Plans is incorporated herein by reference.

                                 ARTICLE FIVE
                                 ------------

                           Amendment and Termination
                           -------------------------


5.1  Amendment
     ---------

     The Company reserves the right at any time and from time to time, and retroactively if deemed necessary or appropriate, to modify or amend in whole or in part any or all of the provisions of the Plan.

5.2  Termination
     -----------

     The Plan is purely voluntary on the part of the Company. The Company may terminate the Plan at any time.

5.3  Effect of Amendment or Termination
     ----------------------------------

     Any amendment, modification, or termination shall not reduce, alter, or impair any rights under the Plan as to amounts credited to the Accounts of Participants under the Plan as of the date of such amendment, modification or termination. A Participating Employer shall pay its Participants the value of their respective accounts upon termination of the Plan, in the manner prescribed herein.

                                  ARTICLE SIX
                                  -----------

                           Miscellaneous Provisions
                           ------------------------


6.1  Source of Payments
     ------------------

     The Plan shall not be funded and all payments hereunder to Participants or Beneficiaries shall be paid from the general assets of each Participating Employer, except to the extent paid by the Trust provided for below. No Participating Employer shall, by virtue of any provisions of the Plan or by any action of any person, be deemed to be a trustee or other fiduciary of any property for any Participant or Beneficiary, and the liabilities of each Participating Employer to any Participant or Beneficiary pursuant to the Plan shall be those of a debtor pursuant only to such contractual obligations as are created by the Plan; no such obligation of a Participating Employer shall be deemed to be secured by any pledge or other encumbrance on any property of such Participating Employer. To the extent that any Participant or Beneficiary acquires a right to receive payment from a Participating Employer under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Participating Employer. Notwithstanding the foregoing, the Company may create and fund a "rabbi trust" (the "Trust") with respect to this Plan. The creation and funding of said Trust shall not create a security interest in the property of such Trust in favor of Participants or Beneficiaries or otherwise cause a funding of the Plan or Trust in any manner inconsistent with the preceding paragraph or Section 6.8. The amount of any contributions to such Trust shall be totally discretionary as determined by the Company. Any amount paid from such Trust to the Participant shall reduce the amount to be paid pursuant to this Plan by the Participating Employer. In the event the amounts paid from the Trust are insufficient to provide the full benefits payable to the Participant under this Plan, the Participating Employer shall pay the remainder of such benefit in accordance with the terms of this Plan.

     It is the intention of the Participating Employers that this Plan and Trust be considered unfunded for purposes of the Code and Title 1 of ERISA.

6.2  General Provisions
     ------------------

     (a) This Plan and the issuance or transfer of shares of Common Stock (and/or the payment of money) pursuant thereto are subject to all applicable Federal and state laws, rules and regulations, to the rights, preferences, limitations, and restrictions set forth in the Company's Certificate of Incorporation and Bylaws, and to such approvals by any regulatory or governmental agency (including without limitation "no action"
     positions of the Securities and Exchange Commission) which may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no shares shall be issued by the Company, nor cash payments made by the Company, unless and until all legal requirements applicable to the issuance or payment have, in the opinion of counsel to the Company, been complied with. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company in respect to such matters as the Company may deem desirable to assure compliance with all applicable legal requirements and the Company's Certificate of Incorporation and Bylaws.

(b) The Committee may specify such provisions as it deems Appropriate for payment under the Plan upon the occurrence of any of the following events (each a "Corporate Event"):

     (i) Approval by the stockholders of the Company of the dissolution or liquidation of the Company;

     (ii) Approval by the stockholders of the Company of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former stockholders of the Company (excluding from the term "former stockholders" a stockholder who is, or as a result of the transaction in question becomes, an "affiliate," as that term is used in the Act and the Rules promulgated thereunder, of any party to such merger, consolidation or reorganization); or

     (iii) Approval by the stockholders of the Company of the sale of substantially all of the Company's business and/or assets to a person or entity which is not a subsidiary.

           For purposes of this paragraph (b), the term "subsidiary" shall mean any corporation or other entity a majority or more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

6.3  Inalienability of Benefits
     --------------------------

     No benefit payable under, or interest in, the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to do so shall be void. Any such benefit or interest shall not in any manner be liable for or subject to garnishment, attachment, execution, or levy or liable for or subject to the debts, contract, liabilities, engagements, or torts of any Participant or Beneficiary. If the Committee finds that any Participant or Beneficiary has become bankrupt or that any attempt has been made to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge any benefit payable under, or interest in, the Plan, the Committee shall hold or apply such benefit or interest or any part thereof to or for the benefit of such Participant or Beneficiary.

6.4  Expenses
     --------

     Each Participating Employer shall pay all costs and expenses incurred in operating and administering the Plan attributable to that employer; provided that the Company may in its discretion pay some or all costs and expenses of a Participating Employer.

6.5  No Right of Employment
     ----------------------

     Nothing contained herein nor any action taken under the provisions hereof shall be construed as giving any Participant the right to be retained in the employ of any Participating Employer.

6.6  Withholding
     -----------

     Each Participating Employer shall withhold from any payment hereunder any required amount of income and other taxes.

6.7  Headings
     --------

     The headings of the sections in the Plan are placed herein for convenience of reference; in the case of any conflict, the text of the Plan, rather than such heading, shall control.

6.8  Construction
     ------------

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

     Except to the extent governed by federal law, the Plan shall be construed, regulated, and administered in accordance with the laws of the State of California. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective. To the extent that the Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") it is intended to be an unfunded deferred compensation plan "for a select group of management or highly compensated employees." It is also intended that the Plan constitute an excess plan, as defined by ERISA. Each provision of the Plan shall be administered, interpreted and construed to carry out such intention, and any provision that cannot be so administered, interpreted and construed shall, to that extent, be disregarded.


          IN WITNESS WHEREOF, the Company has caused this Plan to be executed as of the date first hereinabove written.



                                    AECOM TECHNOLOGY CORPORATION


                                    By: /s/ R. Keeffe Griffith
                                       ------------------------------

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